UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2018

RED HAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33162	06-1364380
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Davie St., Raleigh, North Carolina 27601

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (919) 754-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 9, 2018, Red Hat, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 177,368,419 shares of common stock outstanding as of June 15, 2018, the record date, 163,325,687 shares were represented at the Annual Meeting (in person or by proxy), constituting 92.08% of the outstanding shares entitled to vote.

At the Annual Meeting, stockholders of the Company (1) elected Sohaib Abbasi, W. Steve Albrecht, Charlene T. Begley, Narendra K. Gupta, Kimberly L. Hammonds, William S. Kaiser, James M. Whitehurst and Alfred W. Zollar as directors of the Company, each to serve for a one-year term expiring at the 2019 Annual Meeting of Stockholders, (2) approved a non-binding advisory resolution relating to the Company’s executive compensation, and (3) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019.

The final voting results are set forth below.

1.	The election of eight members to the Board, each to serve for a one-year term expiring at the 2019 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Sohaib Abbasi	150,970,801	566,801	90,119	11,697,966
W. Steve Albrecht	150,887,523	650,743	89,455	11,697,966
Charlene T. Begley	151,310,844	227,879	88,998	11,697,966
Narendra K. Gupta	149,963,904	1,571,851	91,966	11,697,966
Kimberly L. Hammonds	151,297,757	242,171	87,793	11,697,966
William S. Kaiser	149,071,935	2,464,119	91,667	11,697,966
James M. Whitehurst	148,041,027	3,504,828	81,866	11,697,966
Alfred W. Zollar	151,299,708	238,773	89,240	11,697,966

2.	Approval, on an advisory basis, of the following non-binding resolution relating to the Company’s executive compensation:

RESOLVED, that the compensation paid to the Company’s Named Officers, as disclosed in the Compensation Discussion and Analysis section, compensation tables and narrative discussion of the Proxy Statement for the 2018 Annual Meeting of Stockholders, is hereby APPROVED.

For	Against	Abstain	Broker Non-Votes
145,583,083	5,847,102	197,536	11,697,966

3.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2019:

For	Against	Abstain
161,120,215	2,007,248	198,224

Item 8.01.	Other Events

On August 9, 2018, the Board of Directors determined that, effective immediately, the number of directors would be fixed at eight.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2018	RED HAT, INC.

	By:	/s/ R. Brandon Asbill
		Name:	R. Brandon Asbill
		Title:	Assistant Secretary